Exhibit (10)(b)

Freedman, Levy, Kroll & Simonds

                                   CONSENT OF
                         FREEDMAN, LEVY, KROLL & SIMONDS


     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 9 to the Form N-4 Registration Statement of Glenbrook Life and Annuity Company Variable Annuity Account (File No. 033-91914).


                                            /s/FREEDMAN, LEVY, KROLL & SIMONDS

Washington, D.C.
April 26, 1999